SUBSCRIPTION AGREEMENT

This Subscription Agreement made this ____ day of ______________, 2001 (the "Agreement"), by and between Bodyguard Records.com, Inc., a Delaware corporation with an office at 138 Fulton Street, New York, New York 10038 (the "Issuer" or the "Company"), and __________________________ (the "Subscriber"), who, for, and
in consideration of the mutual promises and covenants set forth herein, do hereto agree as follows:

1. Subscription. The Subscriber hereby subscribes for ______ shares of $.001 par value Common Stock (the "Shares") of the Issuer at $2.50 per Share and herewith tenders a subscription to the Issuer in the amount of __________________________________ Dollars ($_______________) which the
Subscriber has tendered herewith as payment for the Shares (the "Subscription"). This Agreement is an irrevocable offer by the Subscriber to subscribe for the Shares offered by the Issuer. Subject to the terms hereof, this Agreement shall become a contract for the sale of said Shares upon the acceptance thereof by the Issuer.

2. Acceptance. This Agreement is made subject to the Company's discretionary right to accept or reject the subscription herein, and the Subscriber will be notified upon closing of the offering (the "Acceptance Date") whether the subscription has been accepted. If the Issuer shall for any reason reject this Subscription, the Subscription will be refunded in full, without interest, and this Agreement shall be null, void and of no effect. Acceptance of the Subscription by the Issuer will be evidenced by the execution hereof by an officer of the Issuer.

3. Subscriber Representations. The Subscriber hereby represents and warrants that in connection with this offering the Subscriber has received a prospectus from the Company which the Subscriber has reviewed and is familiar with the contents thereof.

4. Governing Law. This Agreement shall be governed by the laws of the State of New Jersey regardless of the residence or domicile of the Subscriber.

5. Entire Agreement. This Agreement together with the other documents executed contemporaneously herewith, constitute the entire agreement between the parties with respect to the matters covered thereby, and may only be amended by a writing executed by all parties hereto.

6. Survival of Representations. The representations, warranties, acknowledgments and agreements made by the Subscriber shall survive the acceptance of this Subscription and run in favor of, and for the benefit of, the Company.

7. Power of Attorney of Spouse. If the Subscriber is a married person, the Subscriber agrees to cause the Subscriber's spouse to execute this Agreement at the space provided for that spouse's signature immediately following the signature of the


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Subscriber,  and by such  signature  hereto said spouse  certifies that the said spouse is the spouse of the person who signed this Agreement, that said spouse has read and approves the provisions hereof and hereby consents and agrees to this Agreement and agrees to be bound by and accept such provisions of this Agreement in lieu of all other interests said spouse may have in the Company, whether such interest be community property or otherwise. Said spouse grants to the subscriber irrevocable power of attorney to represent said spouse in all matters connected with the Company to the end that, in all cases, the Company may rely on any approval, direction, vote or action taken by the Subscriber, as said spouse's attorney-in-fact. Such power of attorney is, and shall be deemed to be, coupled with an interest so that the authority granted hereby may continue during the entire period of the Company and regardless of the death or incapacity of the spouse granting the same. Said spouse further agrees to execute, acknowledge and deliver such other and further instruments and documents as may be required to evidence such power of attorney.

8. No waiver of modification of any of the terms of this Agreement shall be valid unless in writing. No wavier of a breach of, or default under, any provision hereof shall be deemed a waiver of such provision or of any subsequent breach or default of the same or similar nature or of any other provision or condition of this Agreement.

9. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall be deemed an original, but all of which together shall constitute one and the same instrument.

10. Notices. Except as otherwise required in this Agreement, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit with the United States Post Office, by registered or certified mail, postage prepaid, addressed to the last known address of the party.

11. Non-Assignability. The obligations of the Subscriber hereunder shall not be delegated or assigned to any other party without the prior written consent of the Company.

12. Expenses. Each party shall pay all of its costs and expenses that it incurs with respect to the negotiation, execution and delivery of this Agreement.

13. Form of Ownership. Please indicate the form of ownership that the Subscriber desires for the Shares:

_____ Individual

_____ Joint Tenants with Right of Survivorship

_____ Tenants in Common


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_____ Community Property

_____ Trust

_____ Corporation

_____ Partnership

_____ Other: ________________________


By signing this agreement the subscriber has not waived any rights under the Securities Act of 1933 and the Securities Exchange Act of 1934.

           INDIVIDUAL(S) SIGN HERE:

           SUBSCRIBER:

           -----------------------------------     ---------------------------
           Signature                               Date

           -----------------------------------     ---------------------------
           Printed Name

           -----------------------------------
           Address

           -----------------------------------
           City                State     Zip

           -------------------------               ---------------------------
           Social Security No.                     Number of Shares Subscribed
                                                   For Purchase

           SPOUSE OF SUBSCRIBER:

           -----------------------------------
           Signature

           ORGANIZATION(S) SIGN HERE:

           SUBSCRIBER:

           -----------------------------------     ---------------------------


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            Print name of organization              Date


            By
              --------------------------------


            Title
                 -----------------------------


            -----------------------------------
            Address

            -----------------------------------
            City

            -----------------------------------     ---------------------------
            Federal ID Number (EIN)                 Number of Shares Subscribed
                                                    for Purchase


            ACCEPTED: Birch Financial


            By --------------------------------     ---------------------------
                   Efraim Donitz Date